================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        NATIONAL BANCSHARES CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                        NATIONAL BANCSHARES CORPORATION
                             112 West Market Street
                              Orrville, Ohio 44667

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of National Bancshares Corporation (the "Company") will be held at the operations center of First National Bank, 1444 North Main Street, Orrville, Ohio on April 24, 1997 at 2:00 P.M. for the following purposes:

     (1) To elect two Directors in Class I for a three-year term ending in 2000;

     (2) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Holders of Common Shares of record at the close of business on March 20, 1997 are entitled to receive notice of and to vote at the Annual Meeting.

     By Order of the Board of Directors.

                                          Michael D. Hofstetter
                                          Secretary

March 27, 1997

                        NATIONAL BANCSHARES CORPORATION
                             112 West Market Street
                              Orrville, Ohio 44667

                       Mailed on or about March 27, 1997
             Annual Meeting of Shareholders to be on April 24, 1997

                                PROXY STATEMENT

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of National Bancshares Corporation (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held on April 24, 1997, and any adjournments or postponements thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting of Shareholders which accompanies this Proxy Statement.

     The enclosed form of proxy is being solicited on behalf of the Board of Directors of the Company and will be voted in accordance with the instructions contained thereon, if it is returned duly executed and is not revoked.

     If no choice is specified on the Proxy, it will be voted FOR the election of each of the individuals nominated by the Board of Directors and FOR the approval and adoption of each of the other proposals listed thereon. A shareholder may revoke a proxy at any time before it is exercised either in person at the Annual Meeting or by delivery to the Secretary of the Company of written notice of revocation or by a duly executed proxy bearing a later date.

     Proxies will be solicited by mail, but this solicitation may be supplemented by using regular employees of the Company and its subsidiaries to solicit proxies personally or by telephone without additional compensation. The costs of solicitation will be borne by the Company and its subsidiary. The Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. This Proxy Statement is being mailed to shareholders on or about March 27, 1997.

     The outstanding voting securities of the Company at the close of business on March 20, 1997, the record date for the meeting, consisted of 1,143,852 Common Shares, par value $10.00 per share, with each share having one vote on all matters coming before the meeting. The number of Common Shares owned by each Director (including the Company's President who is included in the Executive Compensation tables below) is set forth on page 3 of this Proxy statement. The following table sets forth share ownership information, as of February 28, 1997, with respect to all Directors and officers of the Company as a group. The Company is not aware of any shareholders having beneficial ownership of more than five percent (5%) of the Common Stock of the Company.

                                                            AMOUNT AND NATURE
                                                              OF BENEFICIAL
                                                              OWNERSHIP OF           PERCENT OF
                                                            COMMON SHARES (A)       COMMON SHARES
                                                            -----------------       -------------
All Directors and officers as a group (13 persons):
     Sole voting power....................................     83,769.0902               7.32%
     Shared voting power..................................      9,785.0436                .86%

---------------

(a) See footnote (a) to the table set forth on page 4 of this Proxy Statement.

     At the Annual Meeting, in accordance with the General Corporation Law of Ohio and the Company's Code of Regulations (the "Regulations"), the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of shareholder voting. As provided by the General Corporation Law of Ohio and the Regulations, holders of shares entitling them to exercise a majority of the voting power of the Company, present in person or by proxy at the Annual Meeting, will constitute a quorum for such meeting. The inspectors of election intend to treat properly executed proxies marked "abstain" as "present" for these purposes. Such inspectors will also treat as "present" shares held in "street name" by brokers that are voted on at least one proposal to come before the Annual Meeting.

     Nominees for election as directors receiving the greatest number of votes will be elected directors. Votes that are withheld or broker non-votes in respect of the election of directors will not be counted in determining the outcome of the election. The General Corporation Law of Ohio provides that if notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting that the shareholder desires the voting at the election to be cumulative, each shareholder shall have cumulative voting rights in the election of directors. Cumulative voting enables shareholders to give one nominee for director as many votes as is equal to the number of directors to be elected multiplied by the number of shares in respect of which a shareholder is voting, or to distribute votes on the same principle among two or more nominees, as the shareholder sees fit.

     Pursuant to the Company's Regulations, all other questions and matters brought before the Annual Meeting will be, unless otherwise provided by law or by the Articles of Incorporation of the Company, decided by the vote of the holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at the Annual Meeting. In voting for such other proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the item on which the abstention is noted and will have the effect of a vote against. Broker non-votes, however, are not counted as present for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any such proposal.

                               VOTING OF PROXIES

     Common Shares represented by properly executed proxies in the enclosed form received at or prior to the Annual Meeting will be voted in accordance with the instructions contained therein and, in the absence of contrary instructions, will be voted to elect as directors the two (2) persons named below and will be voted for the approval and adoption of each of the other proposals listed on the proxy.

     The Board of Directors is not aware of any other matter that will be presented for action at the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is intended that Common Shares represented by properly executed proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment of a majority of the persons voting the proxies.

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company is divided into three classes (Class I, Class II and Class III). At each Annual Meeting of Shareholders, directors constituting one class are elected for a three-year term. The Regulations of the Company currently provide that the total number of directors shall be eleven. Currently there are three Directors in Class I and four Directors in each of Classes II and III.

     It is proposed that at the Annual Meeting to be held on April 24, 1997, that nominees for the directors to be elected to Class I for a three-year term expiring in 2000 are Ray D. Gill and John E. Sprunger. The aggregate number of directors of the Company is eleven (11) as specified in the Company's Regulations. Only nine (9) individuals are continuing to serve as directors of the Company and therefore, a vacancy has been created in each of Class I and Class II. These vacancies can be filled any time prior to the Annual Meeting in 1998 by a majority of the whole Board to serve the unexpired term.

     If any nominee is unable or unwilling to serve as a director on the date of the Annual Meeting (a situation which is not contemplated by the Board of Directors at the present time), the proxies will be voted for the election of such substitute nominee, if any, as may be designated by the Board of Directors and for the remaining nominees. The following tables set forth information with respect to each of the two nominees for election as a director, and the directors whose terms have not yet expired, including age, principal occupation for at least the past five years, the year in which he or she first became a director of the Company and the Company's wholly owned subsidiary, First National Bank, and the number of Common Shares of the Company beneficially owned as of February 28, 1997.

                   NOMINEES TO BE ELECTED FOR THREE YEAR TERM
                          EXPIRING IN 2000 -- CLASS I

                                                                                COMMON SHARES
                                                                            BENEFICIALLY OWNED(A)
                                                                          --------------------------
                         PRINCIPAL OCCUPATION               DIRECTOR                        PERCENT
       NAME                 OR EMPLOYMENT           AGE     SINCE (B)        SHARES        OF SHARES
------------------    --------------------------    ---     ---------     -------------    ---------
Ray D. Gill           President, C.E.O.             61         1992       470.9423*            .09
                      ORRCO Incorporated                                  535.3676**
John E. Sprunger      President                     59         1987       538.508*             .05
                      Kidron Auction, Inc.                                60.320**

               INFORMATION AS TO DIRECTORS WHOSE TERMS OF OFFICE
                  WILL CONTINUE AFTER THE 1997 ANNUAL MEETING

                DIRECTORS WITH TERM EXPIRING IN 1998 -- CLASS II

Sara Balzarini        V.P. of Finance               40         1989       1,155.1932*          .10
                      Contours, Inc.
Steve Schmid          President                     45         1989       496*                 .22
                      Smith Dairy Products                                1,991**
Albert W. Yeagley     Plant Manager                 49         1997       125*                 .01
                      J.M. Smucker Company

               DIRECTORS WITH TERM EXPIRING IN 1999 -- CLASS III

Charles J. Dolezal    President                     44         1982       3,979.4467*          .48
                      First National Bank &                               1,509.4384**
                      National Bancshares Corp.
James L. Gerber       Retired                       68         1979       7,636*               .70
                                                                          351**
John W. Kropf(1)      Attorney-at-Law               53         1974       21,172*             2.11
                                                                          2,940**
James F. Woolley      Chief Executive Officer       60         1974       48,196*             4.33
                      R.W. Screw Products, Inc.                           1,284.3805**

 * Sole Voting Power

** Shared Voting Power
---------------

(a) The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to any such security or who has the right to acquire beneficial ownership of any such security within 60 days. Unless otherwise indicated, such shares are held directly by the individual as to which such person has sole voting and investment powers.

(b) Indicates the year first elected to the Board of the Company and/or sole subsidiary, First National Bank. All current Directors of the Company are also directors of First National Bank.

(1) John W. Kropf has been the bank's legal counsel for a number of years and will be retained in the same capacity for the current fiscal year.

     None of the nominees are related by blood, marriage or adoption.

                                   COMMITTEES

     The Company currently conducts no business other than the ownership of its sole subsidiary, First National Bank. The Board of Directors of the Company met five (5) times during 1996. Of the incumbent directors, Steve Schmid attended fewer than seventy-five percent (75%) of the meetings held. The Company has no formal committees other than its Audit Committee.

     The basic responsibility of the Audit Committee is a review of the annual audit with the Company's external auditors, and the implementation of recommendations, where feasible, arising from that audit, and the continued monitoring of the internal audit program. The Committee also reviews the results of any special audit requested by the Board of Directors, either by external auditors or by internal audit personnel. Meetings of the Audit Committee are held as needed. During 1996, the Audit Committee met twice. Audit Committee members are Sara Balzarini, John W. Kropf, Steve Schmid and John E. Sprunger. These individuals also serve as the Audit Committee of First National Bank, and perform the same functions at that level.

     The Board of Directors of First National Bank, met twelve (12) times during 1996.

     First National Bank also maintains an Executive Committee as a standing committee. The basic responsibilities of the Executive Committee are in-depth consideration of certain general policy matters for possible recommendation to the Board of Directors for its consideration; the review and approval or rejection of major personnel or other matters brought before the Committee by Management; and the determination of employee compensation. The Executive Committee also serves as the Nominating Committee. Executive Committee members are: Charles J. Dolezal, James L. Gerber, Ray D. Gill, John W. Kropf and James
F. Woolley. During the last fiscal year the Executive Committee held four (4) meetings.

                             DIRECTOR COMPENSATION

     Directors of the Company currently receive no compensation for their service in that capacity. All current directors of the Company are directors of First National Bank and receive $350 per meeting of the Board of First National Bank which they attend. In addition, Executive Committee members receive a fee of $275 for each Executive Committee meeting which they attend, with the exception of Charles J. Dolezal. Audit Committee members receive $275 per meeting attended.

     First National Bank has implemented a director retirement benefit and death benefit plan for the benefit of all members of the Board of Directors of First National Bank. The plan is called the Director Defined Benefit Plan and is designed to provide an annual retirement benefit to be paid to each director upon retirement from the Board. The retirement benefit provided to each director is an annual benefit equal to $1,000 for each year of service on the Board from and after August 24, 1994. In addition, each director shall have the option of deferring any portion or all of his or her director's fees to a maximum of $1,000 per month until retirement.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company's Chief Executive Officer for the fiscal years ended December 31, 1994, 1995 and 1996. Pursuant to Securities and Exchange Commission rules, summary information concerning other officers of the Company is not required to be set forth in the following table.

           NAME AND                                                  OTHER ANNUAL          ALL OTHER
      PRINCIPAL POSITION         YEAR      SALARY      BONUS(1)     COMPENSATION(2)     COMPENSATION(3)
-------------------------------  ----     --------     --------     ---------------     ---------------
Charles J. Dolezal Chairman of
the Board,                       1996     $140,000     $20,710          $ 3,900             $10,976
President and Chief Executive
Officer,                         1995      128,000      20,780            3,800               9,180
National Bancshares Corporation
and First                        1994      121,000      14,810            3,600                  --
National Bank

---------------

(1) First National Bank has an Employee Stock Purchase Incentive Plan for all full-time employees. Under the Plan each employee is entitled to receive a cash payment from First National Bank equal to 20% of the purchase price of the Company's Common Shares acquired by the employee on the open market up to a maximum of 100 shares per calendar year. Cash payment received by the Chief Executive Officer equaled $710, $780 and $810 for the years ending 1996, 1995 and 1994, respectively.

(2) Director Fees Received.

(3) 401(k) Pension Plan employer contributions.

     The Bank implemented a 401(k) plan effective January 1, 1995 which covers substantially all employees. The plan allows employees to contribute up to 15% of their pay with the Bank matching 50% of contributions up to 6% of an employee's pay. Discretionary contributions may also be made to the plan.

     Group life, disability, hospitalization, and medical insurance plans are offered to officers of the Company and its subsidiary on the same basis as all other salaried personnel. Directors are offered hospitalization and medical insurance plans on the same basis as all salaried personnel. The Chief Executive Officer has use of an automobile for his use in conducting the Company's business, and for personal use on a limited basis, which the Company considers to be insignificant. No individual received personal benefits in excess of the lesser of either $50,000 or 10% of the total of their annual salary and bonus.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Securities and Exchange Commission rules require the Company to supply information regarding compensation and benefits provided to selected officers of the Company and specifically the Chairman, President and Chief Executive Officer. Disclosure requirements as applied to this Company include only the Company's Chairman, President and Chief Executive Officer. The Executive Committee of First National Bank administers the executive compensation program for the Company and its subsidiary. In that connection, it makes and establishes policy and practices for compensation and makes recommendations to the full board with respect to specific compensation for the president and other executive officers.

     The compensation for the Company's executives is designed to reward performance and to reflect compensation paid to other executives of comparably sized financial institutions in this geographic area. This analysis is based upon the subjective judgment of the Committee members and is not determined by specific formulas.

     On the 28th day of November, 1995, the Committee met to review compensation for all employees of the bank. Charles J. Dolezal, President and Chief Executive Officer, attended the meeting to suggest to the Committee his recommendations regarding senior management, other salaried and hourly employees. Mr. Dolezal was excused from the meeting during the time that his compensation was discussed by the Committee.

     In addition to base salaries, cash bonuses are paid to executive officers based on the same criteria that are used to establish base salaries with additional emphasis placed on that year's performance.

     Additional benefits received by Mr. Dolezal (other than his Company-provided automobile) and other executive officers are equivalent to benefits received by all other full-time employees.

                        Charles J. Dolezal--Ray D. Gill
                James L. Gerber--John W. Kropf--James F. Woolley

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As described above, Mr. Dolezal is a member of the Executive Committee which oversees the Company's executive compensation programs. As previously noted, however, Mr. Dolezal is excused from meetings of the Executive Committee at which time his compensation is discussed.

                               PERFORMANCE GRAPH

     The following represents a comparison of return on an investment in the Corporation, Standard and Poor's 500 and a peer group composed of major regional banks and bank holding companies.

        COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN* AMONG NATIONAL BANCSHARES CORPORATION, S&P 500 INDEX AND S&P MAJOR REGIONAL BANK INDEX

        MEASUREMENT PERIOD            NATIONAL BANC-     S&P 500 STOCK IN-     S&P MAJOR RE-
      (FISCAL YEAR COVERED)             SHARES CORP             DEX          GIONAL BANK INDEX
1991                                            100.00              100.00              100.00
1992                                            120.91              107.62              127.34
1993                                            148.04              118.46              135.00
1994                                            170.80              120.03              127.78
1995                                            222.11              165.13              201.20
1996                                            279.81              203.05              274.92

     * Assumes a reinvestment of dividends and a $100 initial investment.

                    TRANSACTIONS WITH DIRECTORS AND OFFICERS

     Certain Directors, Officers and principal shareholders and their associates were customers of and had various transactions with the Company's subsidiary, First National Bank, in the ordinary course of business in 1996 and similar additional transactions may be expected to take place in the future. All loans and loan commitments involving Directors, Officers and their associates by the Company's subsidiary Bank were made on substantially the same terms, including interest rates and collateral, as those prevailing at that time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

                         PROPOSALS OF SECURITY HOLDERS

     Proposals of security holders which are intended by such holders to be presented at the next Annual Meeting of Shareholders of the Company must be received by the Company not later than December 1, 1997, for inclusion in the Company's Proxy Statement and form of proxy relating to that Annual Meeting. Proposals should be sent to Charles J. Dolezal, President, National Bancshares Corporation, 112 West Market Street, PO Box 57, Orrville, Ohio 44667.

                                 AUDIT MATTERS

     The Board of Directors has selected Deloitte & Touche LLP as independent auditors. The accounting firm of Deloitte & Touche LLP has served the Company in that capacity since 1979. It is anticipated that one or more representatives of that firm will attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions. In addition, the books, records and accounts of the Company's sole banking subsidiary, First National Bank, are subject to periodic examination by regulatory authorities and are examined by the Company's internal audit staff. Reports concerning the examinations are reviewed by the Board of Directors of the Company's banking subsidiary, as well as by the management of the Company. The Board of Directors of the Company has selected Deloitte & Touche LLP as independent auditors for 1997.

                            FORM 10-K ANNUAL REPORT

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR 1996 WILL BE FURNISHED WITHOUT CHARGE, ON OR AFTER APRIL 1, 1997 UPON WRITTEN REQUEST DIRECTED TO MICHAEL D. HOFSTETTER, SECRETARY, NATIONAL BANCSHARES CORPORATION, 112 WEST MARKET STREET, PO BOX 57, ORRVILLE, OHIO 44667.

     This Proxy Statement and the accompanying notice are sent by order of the Board of Directors.

                                          Michael D. Hofstetter
                                          Secretary

March 27, 1997

                           NATIONAL BANCSHARES CORPORATION
                               112 WEST MARKET STREET
                                 ORRVILLE, OH 44667

         PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 24, 1997
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         PLEASE SIGN AND RETURN IMMEDIATELY

   P KNOW ALL PERSONS BY THESE PRESENT: That I/We, the undersigned Shareholder or Shareholders of National Bancshares Corporation,
   R Orrville, Ohio, do hereby nominate, constitute and appoint John W. Kropf, James F. Woolley and James L. Gerber, or any one of them,
   O (with substitution, for my or our stock and in my or our name, place and stead) to vote all the common stock of said Company,
   X standing in my or our name, on its books on March 20, 1997, at the Annual Meeting of Shareholders to be held at the OPERATIONS CENTER
   Y OF FIRST NATIONAL BANK, 1444 NORTH MAIN STREET, ORRVILLE, OHIO, on April 24, 1997 at 2:00 o'clock p.m., or at any adjournment thereof with all the powers the undersigned would possess if personally present. The shares will be voted in accordance with my specifications.

                                 (Change of address)

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
        (If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

    PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, AUTHORITY IS GRANTED TO
    CAST THE VOTE OF THE UNDERSIGNED "FOR" EACH OF THE LISTED
    PROPOSITIONS. THE AGENTS NAMED ABOVE CANNOT VOTE YOUR SHARES UNLESS
    YOU SIGN AND RETURN THIS PROXY CARD.
                                                                -----------
                                                                SEE REVERSE
                                                                    SIDE
                                                                -----------

--------------------------------------------------------------------------------
                                  DETACH CARD

           /X/  PLEASE MARK YOUR                                                          SHARES IN YOUR NAME  REINVESTMENT SHARES
                VOTES AS IN THIS
                EXAMPLE.

                              FOR              WITHHELD
1. Election of                / /              / /                      Elect Two (2) Directors to Serve a Three (3) Year Term
   Directors                                                            as Directors of the Company Until Expiration of Their
                                                                        Term in 2000: Ray D. Gill, John E. Sprunger

For, except vote withheld from the following nominee(s):

-----------------------------------------------------------

                                       Change
                                         of      / /
                                       Address
                                                                                                  This Proxy confers
                                                                                                  authority to vote "FOR"
                                                                                                  each proposition listed
                                                                                                  above unless "AGAINST" or
                                                                                                  "ABSTAIN" is indicated.
                                                                                                  IF ANY OTHER BUSINESS IS
      The Board of Directors recommends a vote "FOR" each of the                                  PRESENTED AT SAID MEETING,
      listed propositions. (THIS PROXY IS SOLICITED ON BEHALF OF                                  THIS PROXY SHALL BE VOTED
      THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.)                           IN ACCORDANCE WITH THE
                                                                                                  RECOMMENDATIONS OF THE
      ________________________________________________________ DATE __________________________    BOARD OF DIRECTORS.)

      ________________________________________________________ DATE __________________________
           (Signature of Shareholder/Shareholders)

       INSTRUCTIONS: When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN.

-----------------------------------------------------------------------------------------------------------------------------------
                                  DETACH CARD
